Tortoise MLP ETF
Schedule of Investments
August 31, 2026 (Unaudited)

COMMON STOCKS - 5.4%	Shares		Value
United States Natural Gas Gathering and Processing - 5.4%
Hess Midstream LP - Class A	61,557		$ 2,475,207
TOTAL COMMON STOCKS (Cost $1,847,353)			2,475,207

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 85.3%	Par		Value
3.76%, 10/08/2026 (a)(b)	$39,500,000		39,349,384
TOTAL U.S. TREASURY BILLS (Cost $39,348,572)			39,349,384

TOTAL INVESTMENTS - 90.7% (Cost $41,195,925)			41,824,591
Money Market Deposit Account - 2.4% (c)			1,107,626
Other Assets in Excess of Liabilities - 6.9%		0.06914	3,188,855
TOTAL NET ASSETS - 100.0%			$ 46,121,072

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets. LP – Limited Partnership

(a)	The rate shown is the annualized yield as of August 31, 2026.
(b)	All or a portion of this security was pledged as collateral for swap contracts as of August 31, 2026. The fair value of these securities was $20,919,780.
(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of August 31, 2026 was 2.56%.

Tortoise MLP ETF
Schedule of Total Return Swap Contracts
August 31, 2026 (Unaudited)

Reference Entity	Counterparty	Pay/ Receive Reference Entity	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)
Tortoise MLP Total Return Index® (TCMLPT)	Goldman Sachs	Receive	EFFR + 1.10%	At Maturity/Termination	03/06/2031		$ 39,900,928	$ 3,201,438
Net Unrealized Appreciation (Depreciation)						0	0	3,201,438

There are no upfront payments or receipts associated with total return swaps in the Fund as of August 31, 2026.

Value/Net Unrealized Appreciation (Depreciation) includes accrued financing charges of $776,786 payable to the counterparty, which are settled at maturity/termination or upon partial unwind.

EFFR - Effective Federal Funds Rate was 3.63% as of August 31, 2026.

The underlying components of the Tortoise MLP Total Return Index® (TCMLPT), the reference entity for the Fund's total return swap, as of August 31, 2026 are shown below:

Company Name	Index Shares	Index Market Value
Alliance Resource Partners	228,401	$ 6,052,638
Black Stone Minerals LP	451,623	6,720,151
Cheniere Energy Partners LP	96,824	6,805,776
CrossAmerica Partners LP	45,791	1,060,981
Delek Logistics Partners LP	57,176	3,171,549
Dorchester Minerals LP	113,415	3,278,828
Energy Transfer LP	312,868	6,729,792
Enterprise Products Partners LP	198,064	7,688,844
Genesis Energy LP	278,553	4,545,989
Global Partners LP	74,802	3,841,062
Hess Midstream LP – Class A	191,843	7,713,995
Kimbell Royalty Partners, LP	221,998	3,318,867
Mach Natural Resources LP	75,711	946,391
MPLX LP	132,697	7,851,710
NGL Energy Partners LP	275,524	5,226,698
Plains All American Pipeline LP	164,988	4,231,946
Plains GP Holdings LP	152,266	4,296,937
Suburban Propane Partners LP	165,881	2,921,156
Sunoco LP	90,514	6,882,686
TXO Partners, L.P.	104,976	1,520,057
USA Compression Partners LP	115,617	3,128,591
Western Midstream Partners, LP	160,042	7,698,020
Westlake Chemical Partners LP	48,470	1,048,890
Total		$ 106,681,554

Summary of Fair Value Disclosure as of August 31, 2026 (Unaudited)

Tortoise MLP ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of August 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 2,475,207	$ –	$ –	$ 2,475,207
U.S. Treasury Bills	–	39,349,384	–	39,349,384
Total Investments	$ 2,475,207	$ 39,349,384	$ –	$ 41,824,591

Other Financial Instruments:
Total Return Swaps *	$ –	$ 3,201,438	$ –	$ 3,201,438
Total Other Financial Instruments	$ –	$ 3,201,438	$ –	$ 3,201,438

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of August 31, 2026.

Refer to the Schedule of Investments for further disaggregation of investment categories.